Exhibit 99.1
1 Unleashing the Potential of Immuno-Oncology Therapies December 19, 2024 © 2024 Xilio Therapeutics, Inc.

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding plans, timing and expectations related to: plans and anticipated milestones for vilastobart (XTX101), XTX301 and Xilio’s development candidates, including plans and timing for reporting Phase 2 clinical data for vilastobart in combination with atezolizumab in patients with microsatellite stable (MSS) colorectal cancer; the potential benefits of any of Xilio’s current or future product candidates in treating patients as a monotherapy or combination therapy; the period in which Xilio expects to have cash to fund its operations; the potential for Xilio to leverage its research platform to develop bispecific and cell engager molecules; and Xilio’s strategy, goals and anticipated financial performance, milestones, business plans and focus. The words “aim,” “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “seek,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of important risks, uncertainties and other factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, general market conditions, risks and uncertainties related to ongoing and planned research and development activities, including initiating, conducting or completing preclinical studies and clinical trials and the timing and results of such preclinical studies or clinical trials; the delay of any current or planned preclinical studies or clinical trials or the development of Xilio’s current or future product candidates; Xilio’s ability to obtain and maintain sufficient preclinical and clinical supply of current or future product candidates; Xilio’s advancement of multiple early-stage immune cell engager programs, including tumor-activated immune cell engagers and tumor-activated effector-enhanced immune cell engagers; initial, preliminary or interim preclinical or clinical data or results (including, without limitation, the Phase 1C data for vilastobart), which may not be replicated in or predictive of future preclinical or clinical data or results; Xilio’s ability to successfully demonstrate the safety and efficacy of its product candidates and gain approval of its product candidates on a timely basis, if at all; results from preclinical studies or clinical trials for Xilio’s product candidates, which may not support further development of such product candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of Xilio’s current or future clinical trials; Xilio’s ability to obtain, maintain and enforce patent and other intellectual property protection for current or future product candidates; Xilio’s ability to obtain and maintain sufficient cash resources to fund its operations; the impact of international trade policies on Xilio’s business, including U.S. and China trade policies; Xilio’s ability to maintain its clinical trial collaboration with Roche to develop vilastobart in combination with atezolizumab and its license agreement with Gilead to develop and commercialize XTX301. These and other risks and uncertainties are described in greater detail in the sections entitled “Risk Factor Summary” and “Risk Factors” in Xilio’s filings with the U.S. Securities and Exchange Commission (SEC), including Xilio’s most recent Quarterly Report on Form 10-Q and any other filings that Xilio has made or may make with the SEC in the future. Any forward-looking statements contained in this presentation represent Xilio’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, Xilio explicitly disclaims any obligation to update any forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Xilio’s own internal estimates and research. While Xilio believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, Xilio has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Xilio’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. TECENTRIQ is a registered trademark of Genentech USA Inc., a member of the Roche Group. Forward-Looking Statements and Disclaimers

3 I-O: immuno-oncology Immuno-Oncology Therapy is the Key to Curative Potential, But Continues to Be Limited by Systemic Toxicity Patient Portrayal Xilio believes the next revolution in I-O therapy will harness the power of the body’s immune system by leveraging the dysregulated biology of the tumor against itself

Xilio Exploits Dysregulated MMP Activity, a Hallmark of Invasive Cancer Common Across a Wide Range of Solid Tumors, to Activate Molecules in the Tumor

MMPs are dysregulated broadly across solid tumors

MMP mRNA expression in tumor vs. normal tissue



MMPs
Bladder
Breast
Bile duct
Colon
Esophageal
Head & neck
Renal
Liver
Lung Adeno
Lung Squamous
Prostate
Rectal
Gastric
Thyroid
Endometrial
log2 Fold Change
-3
-2
-1
0
+1
+2
+3

MMPs and immune cells co-localize at the invasive edge of tumors

In situ mRNA expression in human breast cancer



Tumor cells
(TROP2)
MMP
(MMP2)
T cells
(CD4, CD8A)

Left panel: Heatmap summarizing RNA expression changes of genes encoding for selected MMPs (bottom) in tumor vs. adjacent normal samples from multiple TCGA studies (x-axis). Color intensity tracks with log2-transformed fold changes (log2FC). Pre-processed TCGA data were obtained from UCSC Xena. **Right panel:** Spatial gene expression analysis using Xenium platform (10X Genomics) showing expression of TROP2 (TACSTD2, pink), MMP2 (yellow), CD4 and CD8A (blue) in a human breast cancer sample. https://www.10xgenomics.com/products/xenium-in-situ/human-breast-dataset-explorer; Xenium Explorer Version 1.2.0; Instrument Analysis Version: Xenium- 1.0.1
MMP: matrix metalloproteases

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5 TME: tumor microenvironment Xilio’s Tumor-Activated Approach Has Been Successfully Applied in the Clinic Across Diverse Molecular Architectures Cleavage Site Half-Life Extension Domain Effector Domain Masking Domain Antibody Example Cytokine Example Masking Domain Variable Domain Variable Domain Masking Domain Cleavage Sites • Initial clinical validation, with >200 patients enrolled to date across clinical programs • Molecules designed for tumor-selectivity with a masking domain to block interaction with healthy tissue and cells • Dysregulated MMPs in the TME activate molecules via the protease cleavage site across a wide range of solid tumors (without the need for biomarkers) • Bank of >1,000 human solid tumor samples informed design and test molecule activation

6 Program Tumor Types Mechanism of Action Discovery IND-Enabling Phase 1 Phase 2 Phase 3 Partnerships Vilastobart (XTX101) in combination with atezolizumab (1) Metastatic MSS CRC anti-CTLA-4 + PD-L1 Clinical collaboration with Roche (with co-funding) XTX301 (2) Advanced Solid Tumors IL-12 Exclusive global license with Gilead XTX501 (3) Advanced Solid Tumors PD-1/IL2 bispecific Additional research-stage programs Undisclosed Tumor-activated cell engagers 1. Evaluating vilastobart (XTX101) in combination with atezolizumab (Tecentriq®) in patients with metastatic MSS CRC. 2. Evaluating XTX301 in Phase 1 monotherapy dose escalation and dose expansion for the treatment of advanced solid tumors. 3. Conducting initial IND-enabling activities. CRC: colorectal cancer; MSS: microsatellite stable Advancing Pipeline of Clinical and Preclinical Tumor-Activated Molecules

7 Vilastobart (XTX101) Tumor -Activated, Fc -enhanced Anti -CTLA - 4

Vilastobart: Tumor-Activated, High Affinity Binding, Fc-Enhanced Anti-CTLA-4

Inactive State



ADCC-enhanced Fc
Variable Domain
Masking Peptide
Cleavage Sites
Variable Domain
Masking Peptide

Vilastobart Incorporates Multiple Differentiating Design Features for a Potential Best-in-Class Profile

- High affinity binding, 10x potency of ipilimumab in preclinical studies*
- Fc mutations for enhanced effector function (ADCC), improved T cell priming and Treg depletion
- On-treatment biopsies in Phase 1 monotherapy demonstrated >70% activated molecule in tumor with <15% activated molecule in periphery
- Generally well-tolerated in Phase 1 monotherapy, consistent with tumor-activated design
- Confirmed PR observed with monotherapy in Phase 1 in a PD-L1 negative NSCLC patient, including resolution of innumerable liver metastases
- Confirmed PR observed with combination in Phase 1 in MSS CRC patient, including full resolution of liver metastasis

* Ipilimumab analog used for preclinical studies
ADCC: antibody-dependent cell-mediated cytotoxicity; NSCLC, non-small lung cancer; PR: partial response; Treg: regulatory T cells

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9 Q3W: once every three weeks; Q6W: once every six weeks Vilastobart (anti-CTLA-4) Advancing in Phase 2 Proof-of-Concept Trial for MSS CRC in Co-Funded Clinical Collaboration with Roche Metastatic MSS CRC patients with and without liver metastases vilastobart at 100 mg Q6W + atezolizumab at 1200 mg Q3W Anticipated Near-Term Phase 2 Data Milestones Currently Enrolling Phase 2 Combination Proof-of-Concept Trial ❑ Plan to report initial Phase 2 data (n = ≥20 total) in MSS CRC at ASCO GI in January 2025 ❑ Plan to report additional Phase 2 data (n = ~40 total) in MSS CRC in mid 2025

CRC Incidence is Increasing, Particularly In Young Adults: Majority of Patients with Stage 4 MSS CRC Have Liver Metastases

- CRC is 2nd in cancer-related deaths in the US and leading cause of cancer-related death in men younger than 50 in the US (1)
- CRC is 3rd in total annual new cases globally, with ~1.9M new cases and ~900,000 deaths related to CRC globally (2)
- >65% of Stage 4 CRC patients present with liver metastases, which are associated with poor outcomes (3)

~90,000 new cases of Stage 4 CRC patients estimated in the US per year


~5%
MSI-H
~28%
MSS CRC *without* liver metastases (~25,000 in US)
~67%
MSS CRC *with* liver metastases (~60,000 in US)

1. Siegel. CA Cancer J Clin.2023;73:233. 2. Bray. CA Cancer J Clin 2024;74:229. 3. Kawazoe. J Clin Oncol. 2024;42:2918.
MSI-H: microsatellite instability-high

10

11 • Majority of patients diagnosed with metastatic disease are not eligible for surgery and primary treatment includes chemotherapy and/or radiation (1) • Treatment for advanced MSS CRC typically includes chemotherapy +/- TKI, (1) followed by clinical trials or late-line therapies with minimal benefit (OS: ~6-9 months) (2) • Immune checkpoint inhibitors (pembrolizumab/ nivolumab) approved in MSI-H CRC have no meaningful efficacy in patients with MSS CRC (0-3% ORR) (3) 1. Eng. Lancet. 2024;404:294. 2. Grothey. Lancet. 2013;381:303; Mayer. N Engl J Med. 2015;372:1909; Li. JAMA. 2018;319:2486; Dasari. Lancet. 2023;402:41; Kawazoe. J Clin Oncol. 2024;42:2918. 3. Sahin. Am Soc Clin Oncol Educ Book. 2022:42:1 ORR: objective response rate; OS: overall survival; TKI: tyrosine kinase inhibitor I-O Therapies Have Shown Little to No Efficacy in MSS CRC to Date

12 Vilastobart (anti-CTLA-4) Phase 1C Combination Dose Escalation Data Vilastobart + Atezolizumab

13 Vilastobart (anti-CTLA-4) Advancing in Phase 2 Proof-of-Concept Trial for MSS CRC in Co-Funded Clinical Collaboration with Roche Currently enrolling Phase 2 Combination Proof-of-Concept Advanced solid tumors vilastobart at 75, 100 and 150 mg Q6W + atezolizumab at 1200 mg Q3W Metastatic MSS CRC patients with and without liver metastases vilastobart at 100 mg Q6W + atezolizumab at 1200 mg Q3W Phase 1C Combination Dose Escalation Currently enrolling

Combination of Vilastobart (anti-CTLA-4) and Atezolizumab Was Generally Well-Tolerated with Minimal irAEs

AE Category / Term ***All TRAEs with ≥10% incidence in any category or any Grade 3 TRAE***	**All Phase 1C Patients (n=17) vilastobart (75, 100 or 150 mg Q6W) + atezolizumab (1200 mg Q3W)**	
	Any	**Grade 3**
ALT increased	3 (18%)	2 (12%)
Blood ALP increased	2 (12%)	1 (6%)
Diarrhea	2 (12%)	1 (6%)
Colitis	1 (6%)	1 (6%)
Infusion related reaction [(1)]	10 (59%)	0
AST increased	3 (18%)	0
Lipase increased	3 (18%)	0
Fatigue	2 (12%)	0
Dose reduction due to TRAE	1	
Treatment discontinuation due to TRAE [(2)]	1	

- ***No Grade 4 or Grade 5 TRAEs at any dose level***
- ***Only 3 patients experienced Grade 3 TRAEs, of these 2 experienced DLTs (150 mg dose level of vilastobart)*** [(3)]
- ***No endocrine irAEs and limited skin irAEs***
- ***Selected initial RP2D of vilastobart (100 mg Q6W) + atezolizumab (1200 mg Q3W)***

Data cutoff date: October 7, 2024
1. Of the 10 patients with infusion related reactions, 4 experienced reactions related to vilastobart, 3 experienced reactions related to atezolizumab and 3 experienced reactions related to the combination.
2. Reflects discontinuation of both vilastobart and atezolizumab.
3. DLTs at the 150 mg dose level of vilastobart were experienced by one patient with Grade 3 colitis and diarrhea and one patient with grade 3 ALT and blood ALP elevation.
AE: adverse event; ALP: alkaline phosphatase; ALT: alanine aminotransferase; AST: aspartate transaminase; DLT: dose-limiting toxicity; irAE: immune-related adverse event; RP2D: recommended Phase 2 dose; TRAE: treatment-related adverse event

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15 Data cutoff date: October 7, 2024. n=12 response-evaluable patients. 1. PR (unconfirmed), patient withdrew consent prior to confirmatory scan. 2. PR confirmed after the data cutoff date. Combination of Vilastobart (anti-CTLA-4) and Atezolizumab Demonstrated Anti-Tumor Activity in Cold Tumors, Including a Sustained Tumor Reduction in a MSS CRC Patient with Metastatic Liver Disease -40 -30 -20 -10 0 10 20 30 40 - 1% Best % change from baseline in sum of diameters of target lesions +20% -30% - 12%* Patients Treated with the Combination of Vilastobart and Atezolizumab in Phase 1C - 12% - 16% - 32% (1) - 33% (2) MSS CRC with liver metastases MSS CRC without liver metastases MSI-H CRC without liver metastases Other Cancers (NSCLC (*), ampullary () and esophageal)

16 Combination of Vilastobart (anti-CTLA-4) and Atezolizumab Demonstrated Anti-Tumor Activity in Cold Tumors, Including a Sustained Tumor Reduction in a MSS CRC Patient with Metastatic Liver Disease Data cutoff date: October 7, 2024. n=12 response-evaluable patients. BOR: best overall response MSS CRC (with liver metastasis) AMPULLARY CARCINOMA Patients Treated with the Combination of Vilastobart and Atezolizumab in Phase 1C % change from baseline in sum of diameters of target lesions Weeks from First Dose Partial response Stable disease Disease progression New lesion Unconfirmed BOR Ongoing Discontinued Treatment Status

17 Data cutoff date: October 7, 2024 PR confirmed at 36 weeks, after the data cutoff. Confirmed PR in MSS CRC Patient, Including Full Resolution of Metastatic Liver Lesion MSS CRC and Liver Metastasis • 69 year-old female • 5 prior lines of therapy: - FOLFOX-Avastin - FOLFIRI-Avastin - Cetuximab - Lonsurf - FOLFIRI-Panitumamab • Administered vilastobart (150 mg Q6W) + atezolizumab (1200 mg Q3W) Including full resolution of target lesion in the liver Screening 1st follow-up (9 weeks) 2 nd follow-up (18 weeks) 3 rd follow-up (27 weeks) 4 th follow-up (36 weeks) Sum of diameters 98.4 mm 70.5 mm 71.0 mm 66.3 mm 63.8 mm Change - 28% - 28% - 33% -35%

18 Confirmed PR in MSS CRC Patient, Including Full Resolution of Metastatic Liver Lesion Target Liver Lesion – Baseline Target Liver Lesion – After 9 Weeks No visible lesion 15.6 mm 6.8 mm 5.8 mm Target Liver Lesion – After 18 Weeks Target Liver Lesion – After 27 and After 36 Weeks Data cutoff date: October 7, 2024. Patient administered vilastobart (150 mg Q6W) and atezolizumab (1200 mg Q3W) PR confirmed at 36 weeks, after the data cutoff date.

19 Data cutoff date: October 7, 2024 * Patient withdrew consent prior to confirmatory scan. C1D1: cycle 1, day 1 PR (Unconfirmed)* in Patient with Ampullary Carcinoma (Cold Tumor) After Single Cycle of Combination of Vilastobart (anti-CTLA-4) and Atezolizumab • 76 year-old male • 2 prior lines of therapy: - Gemcitabine + nab-Paclitaxel - 5-fluorouracil + Irinotecan Liposome + Leucovorin • Administered vilastobart (150 mg Q6W) + atezolizumab (1200 mg Q3W) • Significant CA 19-9 decrease after a single cycle of the combination Malignant Neoplasm of Ampulla of Vater Screening 8 weeks after C1D1 Sum of diameters 60.5 mm 41.2 mm Change - 32% Serum tumor marker Screening C1D1 6 weeks after C1D1 CA 19-9 (U/mL) 575.0 700.2 40.8

20 PR (Unconfirmed)* in Patient with Ampullary Carcinoma (Cold Tumor) After Single Cycle of Combination of Vilastobart (anti-CTLA-4) and Atezolizumab Data cutoff date: October 7, 2024. Patient administered vilastobart (150 mg Q6W) and atezolizumab (1200 mg Q3W). 20 * PR (unconfirmed) at week 8 (32% reduction in sum of diameters). Patient withdrew consent prior to confirmatory scan. Target Lesion At Screening Target Lesion After 8 weeks

Encouraging Initial Evidence of Combination Activity in Phase 1C; Plan to Present Initial Phase 2 Combination Proof-of-Concept Data at ASCO GI in January 2025

Initial Phase 1C Data for Combination of Vilastobart and Atezolizumab

- Generally well-tolerated with minimal irAEs
- Initial evidence of anti-tumor activity in cold tumors, including a confirmed PR in a patient with MSS CRC with complete resolution of liver metastasis

Anticipated Near-Term Phase 2 Data Milestones

- ❑ Plan to report initial Phase 2 data (n = ≥20 total) in MSS CRC at ASCO GI in January 2025
- ❑ Plan to report additional Phase 2 data (n = ~40 total) in MSS CRC in mid 2025

Data cutoff date: October 7, 2024
PR confirmed after data cutoff date.

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22 XTX301 Tumor -Activated IL -12

The Compelling Potential of IL-12 as a Therapeutic Agent

- IL-12 has significant potential as a potent I-O therapeutic agent in cold tumors
- Poor tolerability has limited its clinical progress for decades
- No currently approved IL-12 agents

IL-12 Has Highly Compelling Biology for I-O Applications

Exquisitely potent stimulator of NK and T cell cytotoxicity and INFγ production	Capable of polarizing CD4 T-cells towards Th1 phenotype, thus driving cellular immunity against infection and cancer	Robust INFγ induction results in broad remodeling of the TME towards a more immune-permissive environment	Demonstrated single agent objective responses in patients, but poorly tolerated (MTD <500 ng/kg on repeat dosing)

INFγ is a pleiotropic molecule with associated antiproliferative, pro-apoptotic and antitumor mechanisms. Th1-type cytokines tend to produce the proinflammatory responses responsible for killing intracellular parasites and for perpetuating autoimmune responses.
INFγ: interferon gamma; g/kg: nanograms/kilogram; NK: natural killer.

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XTX301: Tumor-Activated IL-12



Inactive State
Masking Domain
Half-Life Extension Domain
Cleavage Site
Effector Domain

XTX301 Designed to Overcome the Limitations of Systemic Recombinant Human IL-12

- Activated XTX301 designed to have optimized short half-life IL-12 (half-life extension domain not retained)
- Potential for broad therapeutic index supported by robust preclinical data
- Efficient activation by human tumors demonstrated *ex vivo*
- Robust anti-tumor activity and tumor-selective PD *in vivo*
- Preliminary Phase 1 data demonstrating promising clinical profile:[(1)]
  - Sustained IFNγ signaling without evidence of tachyphylaxis throughout treatment cycles
  - Generally well-tolerated with no DLTs and no dose reductions observed to date
  - No Grade 4 or Grade 5 treatment-related AEs, with majority of treatment-related AEs Grade 1 or 2
- MTD not yet established and continuing to advance in Phase 1 dose escalation in partnership with Gilead

1. As of November 25, 2024. Treatment-related AEs most commonly consisted of flu-like symptoms, cytokine release syndrome, increased aspartate aminotransferase (AST) and alanine aminotransferase (ALT) and decreased blood cell counts.
IFNγ: interferon gamma

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25 XTX301 Advancing in Partnership with Gilead, Designed to Explore Broad Potential of IL-12 Across Solid Tumors with $75M Option Fee at Phase 1/2 Data Package $55.0M total received to date ($30M cash upfront payment + $25M in total equity investments) Up to $592.5M additional contingent payments: • Up to $17.5M prior to transition fee for a development milestone • $75M transition fee • Up to $500M for additional development, regulatory and sales-based milestones after transition fee Gilead received an exclusive global license to develop and commercialize Xilio’s tumor-activated IL-12 program, including XTX301 • Xilio responsible for clinical development of XTX301 in ongoing Phase 1 trial through initial planned Phase 2 trial • Following delivery by Xilio of specified clinical data package for XTX301, Gilead can elect to pay transition fee and transition development and commercialization to Gilead (1) 1. If Gilead elects not to transition responsibilities for development and commercialization, the agreement will automatically terminate. Tiered royalties: high single-digits to mid-teens

26 XTX501 PD1/IL2 bispecific

XTX501 Has Potential to be Best-in-Class PD1/IL2 Bispecific

XTX501 is designed to enable high potency, PD-1 antibody-like PK and tolerability

- Targeted delivery of IL-2 to PD1+ cells selectively enhances IL-2 signaling on tumor-reactive, stem-like T cells, endowing progeny T cells with enhanced effector function and fitness
- XTX501 designed to optimize each component of the molecule, including mask, antibody format, cleavage element and IL-2 variant
- XTX501 demonstrated robust monotherapy activity in preclinical models including settings insensitive to PD1, as well as tumor-selective pharmacodynamics consistent with its mechanism
- XTX501 currently advancing in initial IND-enabling activities

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XTX501: Tumor-Activated PD1/IL2 Bispecific



Inactive State
mAb Variable Domain
Cleavage Site
Alpha-optimized IL-2
PD-1 mAb
Masking Domain

Demonstrated Synergistic Anti-Tumor Activity, Antibody-Like PK and Favorable Tolerability in NHP

- Full potency alpha-optimized IL-2 with affinity-tuned, VHH-based mask
- Non-masked PD1 in Fc-silenced heterodimeric IgG1 backbone
- XTX501 designed to direct IL-2 to PD1+ T cells and induce a differentiated, enhanced immune response to cancer compared to PD-(L)1 monotherapy or PD-(L)1 + IL-2 combination
- Effective masking *in vitro,* potent *in vivo* pharmacology as monotherapy and antibody-like half-life and tolerability in NHP

NHP: non-human primate; VHH: variable heavy domain of heavy chain.

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29 Figure generated using BioRender.com. XTX501 is Designed to Overcome Limitations of Non-Masked PD1/IL2 Bispecifics Periphery Tumor

30 XTX501 exposure after a single 10, 3 or 1 mg/kg intravenous (i.v) injection in non-tumor bearing C57BL/6-hFcRn mice. Non-masked PD1/IL2 exposure after a single equal molar dose of 9.25, 2.75 or 0.92 mg/kg intravenous (i.v) injection in non-tumor bearing C57BL/6-hFcRn mice. Body weight data are displayed until day 14 the last time point measured. Tumor-Activated Design of XTX501 Enabled Optimal PK and Tolerability XTX501 Achieved Antibody-Like Exposures and Was Well-Tolerated Even at High Doses Non-Masked PD1/IL2 Bispecific Was Rapidly Cleared and Poorly Tolerated 0 100 200 300 400 0.1 1 10 100 1000 XTX501 Concentration vs. Time Time (hr) ug/mL 0 5 10 15 -20 -10 0 10 20 XTX501 Body weight change vs. Time Days post-treatment start Body weight % change 0 100 200 300 400 0.1 1 10 100 1000 Non-masked PD1/IL2 Bispecific Concentration vs. Time Time (hr) ug/mL 0 5 10 15 -20 -10 0 10 20 Non-masked PD1/IL2 Bispecific Body weight change vs. Time Days post-treatment start Body weight % change Equimolar dosing aligned with XTX501

31 XTX501 Demonstrated Tumor-Specific Pharmacology with Peripheral Effects Limited to Increases in Antigen-Specific/Memory Cells CD8 Effector Memory Granz B IFNγ TCF1 Antigen- specific 0 1 2 3 4 20 40 60 80 100 Fold change Over Vehicle Vehicle XTX501 Spleen XTX501 Treatment Induced Robust Increases in Activated T Cell Populations in Tumor CD8 Effector Memory Granz B IFNγ TCF1 Antigen- specific 0 1 2 3 4 20 40 60 80 100 Fold change Over Vehicle Vehicle XTX501 Tumor Female C57BL/6 hPD-1 mice (n=5 in each treatment group) were inoculated with 0.5x106 MC38 tumor cells subcutaneously in the right flank. On day 0, 3 mice received XTX501 bispecific or vehicle. The percentage of cells for each immune phenotype was calculated as percentage of live CD45+ cells and the ratio of percent cells after XTX501 treatment to vehicle treatment is presented as mean ± SEM. Effector memory (CD44+CD62L-), Antigen-Specific (p15E-Pentamer). Data generated with analogue of XTX501 with minimal variance in amino acid sequence. Peripheral Expansion of T Cells in Response to XTX501 Was Limited to Antigen-specific/Memory Cells

32 XTX501 Increased Intra-Tumoral Cytotoxic and TCF1+ Stem-Like T Cells XTX501 Demonstrated Differentiated Pharmacology vs PD1 and PD1+Fc-IL-2 Combination in MB49 Mouse Tumor Model, Indicating Enhanced Anti-Tumor Immunity -100 -80 -60 -40 -20 0 20 40 60 80 100 500 1000 Tumor Volume Change from Baseline Vehicle XTX501 Fc-IL-2 + PD1 Vehicle PD1 +XTX202 PD1/IL2 Bispecific 0 2 4 6 8 10 15 20 Tumor CD8+GranzymeB+ T cells Fold-Change Over Vehicle Vehicle PD1 +XTX202 PD1/IL2 Bispecific 0 2 4 6 8 10 15 20Tumor CD8+TCF1+ T cells Fold-Change Over Vehicle Left panel: Female C57BL/6 hPD-1 mice (n=8 in each treatment group) were inoculated with MB49 tumor cells. On day 0, 5 mice received vehicle or equimolar doses of anti-PD1 antibody (pembrolizumab) plus XTX202 (Masked βγIL-2), or XTX501. Tumor volume change on day 12 post treatment relative to baseline is shown as a waterfall plot. Right panel: Female C57BL/6 hPD-1 mice (n=5 in each treatment group) ) were inoculated with MB49 tumor cells. On day 0, 5 mice received vehicle or equimolar doses of anti-PD1 antibody (pembrolizumab) plus XTX202 (Masked βγIL-2), or XTX501. Tumors were harvested on day 7 post initial treatment and tumor infiltrating lymphocytes were phenotyped using flow cytometry. Fold-over mean vehicle is shown for the treatment arms for CD8+/GranzymeB positive and CD8+/TCF1+ T cells. Data generated with analogue of XTX501 with minimal variance in amino acid sequence. Robust Preclinical Monotherapy Activity Beyond Fc-IL-2 + PD1 Combination was Observed

33 Female cynomolgus monkeys were given a single 30-minute intravenous infusion of XTX501 at 3, 10, and 30 mg/kg and samples were collected for PK and clinical pathology analysis. (A) PK analysis demonstrated dose-proportional exposure and linear elimination across all doses tested. (B) Albumin remained within normal ranges in animals receiving 3 and 10 mg/kg PD1/IL2 and was transiently decreased in animals receiving 30 mg/kg XTX501. There were no observed adverse clinical observations, and transaminase levels remained within normal ranges for all animals. Data generated with analogue of XTX501 with minimal variance in amino acid sequence. XTX501 Demonstrated Favorable Tolerability in NHP Minimal Effects of XTX501 on Serum Albumin (i.e., No Signs of Vascular Leak Syndrome) Single Dose PK Study in NHP Tolerable Up to 30 mg/kg XTX501 Concentration Over Time Serum Albumin Concentration Over Time 0 100 200 300 400 0.001 0.01 0.1 1 10 100 1000 Time (hr) μg/mL 3 mg/kg 10 mg/kg 30 mg/kg LLOQ 0 168 336 0 1 2 3 4 5 6 Time (hr) ALB (g/dL) Reference range 3 mg/kg 10 mg/kg 30 mg/kg

34 Tumor-Activated Cell Engager Programs

35 Illustrations generated using Biorender.com ATACR Format Designed to Optimize Therapeutic Index of T Cell Engagers by Maximizing Tumor Exposure and Minimizing Healthy Tissue Binding “ATACR”: Advanced Tumor-Activated Cell EngageR Design Goals: • Potent tumor-selective T cell engagement with conditional half-life modulation • Minimal peripheral activity and off-tumor cytotoxicity

36 Xilio’s Tumor-Activated SEECR Molecules are Designed to Deliver Potent T Cell Activation and Co-Stimulation Specifically to Tumors “SEECR”: Selective Effector-Enhanced Cell EngageR Design Goals: • Potent tumor-selective T cell engagement and co-stimulation • Minimal peripheral activity and off-tumor cytotoxicity Illustrations generated using Biorender.com

37 Left panel: Protease dependent CD3-binding demonstrated via TAA-TCEs bound to immobilized CD3 in an ELISA. Right panel: Protease-dependent tumor cell killing. Active TAA-TCEs led to killing in co-culture assay. A375 tumor cells were cultured overnight before addition of expanded T cells at a 5:1 E:T. Test articles were titrated into the wells and then plates were incubated for 2 days at 37°C. Effector cells were washed away and then remaining viable tumor cells were measured. TAA: Tumor-associated antigen; TCE: T cell engager Xilio’s Masking Technology Enabled Efficient Masking of the CD3 Binding Domain of Cell Engagers • Demonstrated Protease-Dependent Binding to CD3 by ELISA Confirmed Protease-Dependent Activity in Primary T Cell Assay 1 10 10 10 10 10 10 0 1 2 3 Concentration (pM) Absorbance 450-540 nm 0.0 1 0.0 1 0.0 1 0.01 0.1 1 10 10 10 10 10 0 20 40 60 80 100 Concentration (pM) % Normalized Killing TAA-TCE Masked TAA-TCE >450x Active TAA-TCE Masked >1,700 Masked

SEECR Molecule Demonstrated Unique Ability to Drive Sustained, Serial Tumor Cell Killing Over Multiple Rounds of Stimulation in Preclinical Model

Preclinical Repeat Stimulation Assay to Evaluate Ability of Molecules to Elicit Serial Tumor Cell Killing



Tumor cells
Combine T cells, Tumor Cells and Treatment
2-Day Tumor Cell Killing Assay
Assess Tumor Cell Killing %
Collect T cells
Repeat 3 times using collected T cells
Treatments
Human T cells
+

Only SEECR Format Enabled Sustained Tumor Cell Killing



% Target Cell Killing
100
50
0
1
2
3
Stimulation cycle
TAA-T Cell Engager (not effector enhanced)
Active SEECR-T
Non-targeting Control T Cell Engager

Human T cells were incubated over three consecutive rounds with indicated test articles and A431 cancer cells and percent tumor cell killing was assessed using a luminescence readout.

xilio THERAPEUTICS
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39 SEECR Featured Antibody-Like PK and Tolerability Comparable to Control SEECR Showed Significantly Enhanced Activity and Survival Compared to Standard TCE PK, tolerability, and anti-tumor activity of SEECR-T molecules were evaluated in the human A375 melanoma model in NSG mice engrafted with human T cells. In the efficacy study, animals received IV doses of TAA-TCE (1 mg/kg, Q3Dx8), masked SEECR-T (1 mg/kg, Q3Dx8), or control TCE molecules (1 mg/kg, Q3Dx8). Left panel top: TAA-TCE and masked SEECR-T demonstrated similar PK profiles. Left panel bottom: All treatments were well tolerated, and no body weight loss was observed. Right panel top: Masked SEECR-T molecule (IV, 8 doses) significantly inhibited tumor growth, achieving 86% TGI on Day 11 (Data presented as mean ±SEM, two-way ANOVA followed by post hoc Dunnett’s test on Day 11, *P < 0.05). Right panel bottom: The treatment with masked SEECR-T molecule improved median animal survival from 17 days to more then 27 days (Gehan-Breslow-Wilcoxon test, **P < 0.005). TR: tumor regression SEECR Molecule Demonstrated Potent Anti-Tumor Activity, Antibody-Like PK and was Well-Tolerated in Murine Models 0 2 4 6 8 10 12 -20 -10 0 10 20 Days post-treatment start Body weight change (%) Control TCE 1 mg/kg TAA-TCE 1 mg/kg Masked SEECR-T 1 mg/kg 0 2 4 6 8 10 12 0 250 500 750 1000 1250 1500 Days post-treatment start Tumor volume (mm³ + SEM) * TGI (D11) = 26% TGI (D11) = 86% TR 0/8 0/8 5/8 0 5 10 15 20 25 0 25 50 75 100 Day Post Treatment Start Survival, % ** 0 50 100 150 200 1 10 100 1000 10000 100000 time (hours) Concentration (ng/mL) Pharmacokinetics Tolerability Anti-Tumor Activity Survival

40 Management Overview and Recent Financial Results

41 Deep Expertise to Build a Transformational Immuno-Oncology Company Experienced Leadership Team with Proven Track Record in Biotech and Pharma Developing Novel Therapies RENÉ RUSSO, PHARM.D. Chief Executive Officer and President, Director ULI BIALUCHA, PH.D. Chief Scientific Officer KATARINA LUPTAKOVA, M.D. Chief Medical Officer SCOTT COLEMAN, PH.D. Chief Development Officer CAROLINE HENSLEY Chief Legal Officer CHRIS FRANKENFIELD Chief Financial and Operating Officer

42 Q3 2024 Financial Results Anticipate Cash Runway Into Q3 2025* Balance Sheet September 30, 2024 (1) December 31, 2023 Cash and Cash Equivalents $61.3M $44.7M 1. Unaudited * After giving effect to remaining $8.2M equity investment by Gilead on December 18, 2024. Statement of Operations Three Months Ended September 30 2024 (1) 2023 (1) License Revenue $2.3M $— Research & Development Expenses $10.8M $11.1M General & Administrative Expenses $6.3M $6.3M Net Loss $(14.0M) $(16.7M)